                                             UAM Funds
                                             Funds for the Informed Investor(SM)



TJ Core Equity Portfolio
Annual Report                                                     April 30, 2000







                                                                          [LOGO]

UAM FUNDS                                               TJ CORE EQUITY PORTFOLIO
                                                        APRIL 30, 2000

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

Shareholders' Letter......................................................     1
Portfolio of Investments..................................................     5
Statement of Assets and Liabilities.......................................     8
Statement of Operations...................................................     9
Statement of Changes in Net Assets........................................    10
Financial Highlights......................................................    11
Notes to Financial Statements.............................................    12
Report of Independent Accountants.........................................    16
UAM FUNDS
--------------------------------------------------------------------------------

UAM FUNDS                                               TJ CORE EQUITY PORTFOLIO

--------------------------------------------------------------------------------

April 30, 2000

Dear Shareholders:


As this is written, the focus of Wall Street is once again fixed upon the actions of Federal Reserve Chairman, Alan Greenspan. Today, responding to an economy that grew at an annualized 5.4% and recent reports hinting at potential inflation, the Federal Reserve implemented the sixth interest rate increase since June of 1999. This time Mr. Greenspan hiked both the Fed Funds rate and the discount rate by one half of one percent. Before the ink is even dry on this latest Fed action, investors are speculating whether we are beginning down the road of more aggressive Federal Reserve tightening or if this was Mr. Greenspan's final move to cool the economy's red-hot growth.

For the year ended April 30, 2000, two themes, Volatility and Technology, dominated the overall equity markets. The third quarter of 1999 saw the S&P 500 index decline more than 6% only to be followed by a fourth quarter rally in excess of 14%. This whipsaw market action did not end with the close of the millennium. Instead, the market volatility intensified as we headed into the new century. During the first Quarter of 2000, the NASDAQ was setting record highs while the Dow Jones was down nearly 20%. Later in the same quarter, the NASDAQ suddenly lost more than 10% and the Dow staged a spectacular 1000-point rally in a matter of days. The volatility remained through April as investors witnessed the largest one-day point decline on the Dow and back-to-back daily record price increases in the NASDAQ. One thing is certain, prices routinely move way up or way down; there is no comfortable middle ground in today's marketplace.

Market volatility remained constant and so did the powerful influence of the Technology sector. At the end of 1999, Technology accounted for 31% of the S&P 500 Index, and at the close of the first quarter of 2000, the concentration in Technology had increased to an astounding 34%. Last year's performance was dominated by very few large technology issues, with eight issues actually providing in excess of 50% of the 21% return for the S&P 500. During the first quarter of 2000, many of these highflying technology names experienced steep declines. However, the overall S&P technology sector remained strong returning 179.05% for the three months ended March 31, 2000.

For the twelve months ended April 30, 2000, the TJ Core Equity Fund was down (4.50%) and the S&P 500 Index returned 10.13% for the same period. Two factors significantly contributed to the Fund's underperformance. First, the TJ Core Equity Fund is and will continue to be a broadly diversified investment portfolio. Clearly, diversification was punished in this narrow technology dominated market. Secondly, our conservative value oriented investment disciplines were not rewarded in a "growth at any cost" market environment. Disciplines focused on being conservative, diversified, or risk-averse, have been tossed overboard, while investors

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UAM FUNDS                                               TJ CORE EQUITY PORTFOLIO

--------------------------------------------------------------------------------

have flocked in mass to more aggressive strategies supported by narrow leadership, excessive optimism, and lofty valuations.

Although we are aware of the changing structure of the U.S. economy and the need to reflect this in the composition of the TJ Core Equity Fund, we are also mindful of the higher level of risk represented by the current valuation of many of these companies. We are particularly aware of the fact that we at Tom Johnson Investment Management have been chosen as manager of your assets precisely due to our inherent conservatism and value orientation. For us to have fully participated in the recent technology rally would have required us to assume a level of risk inconsistent with that legacy.

Even though we have increased our exposure in the technology sector, we continue to adhere to our disciplined philosophy that seeks adequate diversification and risk minimization. Our analysts' research and analysis of their respective industries will continue to drive any portfolio adjustments that we feel will position the Fund to perform well on a relative basis. We will continue to use the market's extreme volatility, both on the upside and downside, to purchase attractively priced stocks, while selling those issues that have reached their price objectives or display poor and/or deteriorating fundamentals.

While we are never satisfied when trailing our performance benchmark and we are redoubling our efforts to improve our recent results, we will not adopt a philosophy wildly different than that which we have employed the past 15 years of this firm and the last four and half years as advisor to the TJ Core Equity Fund. We feel that this short-term performance shortfall, while a concern, could likely be exacerbated by an ill timed and misguided rotation into those market sectors that are currently most overvalued. We are now working hard, as we always have, to deliver the consistent and conservative results for which our clients engaged us. We welcome any questions that you may have for us.

                          Ten Largest Equity Holdings
                      (as a percentage of the Portfolio)

                1. Coastal Corp. (4.0%)    6. Fannie Mae (3.0%)
                2. Intel Corp. (3.5%)      7. Avnet Inc. (2.9%)
                3. Conoco Inc. (3.4%)      8. Lucent Tech. (2.9%)
                4. Tyco Intl. (3.4%)       9. MCI WorldCom (2.7%)
                5. GE (3.0%)              10. All State (2.6%)

Tom Johnson Investment Management, Inc.

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UAM FUNDS                                               TJ CORE EQUITY PORTFOLIO

--------------------------------------------------------------------------------

   All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A portfolio's performance assumes the reinvestment of all dividends and capital gains.

   There are no assurances that a portfolio will meet its stated objectives.

  A portfolio's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

                     Definition of the Comparative Indices
                     -------------------------------------

NASDAQ Composite Index is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market system traded foreign common stocks and ADRs.

S&P 500 Index is an unmanaged index comprised of stocks representing major U.S. market industries, including 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.


   Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

      Please note that one cannot invest directly in an unmanaged index.

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UAM FUNDS                                               TJ CORE EQUITY PORTFOLIO

--------------------------------------------------------------------------------

Growth of a $10,000 Investment

          ----------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURN**
                 FOR PERIODS ENDED APRIL 30, 2000
          ----------------------------------------------
                                        Since
                  1 Year               9/28/95*
          ----------------------------------------------
                  -4.50%               18.89%
          ----------------------------------------------


                             [CHART APPEARS HERE]


                          PERIODS ENDED ON APRIL 30TH
--------------------------------------------------------------------------------

     _____ TJ CORE EQUITY PORTFOLIO                   ----- S&P 500 INDEX

--------------------------------------------------------------------------------

 * Beginning of operations. Index comparisons begin on 9/30/95.
** If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.

   All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    A portfolio's performance assumes the reinvestment of all dividends and capital gains.

   Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

      Please note that one cannot invest directly in an unmanaged index.

UAM FUNDS                                               TJ CORE EQUITY PORTFOLIO
                                                        APRIL 30, 2000
--------------------------------------------------------------------------------


PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 97.8%

                                                                            Shares             Value
                                                                         -----------        -----------
BASIC MATERIALS -- 1.7%
  International Paper.................................................        18,900        $   694,575

CAPITAL GOODS -- 16.4%
  General Electric....................................................         7,600          1,195,100
  ITT Industries......................................................        19,600            618,625
  Minnesota Mining & Manufacturing....................................        10,300            890,950
  Solectron*..........................................................        14,000            655,375
  SPX*................................................................         9,172          1,007,773
  Textron.............................................................        13,800            854,737
  Tyco International..................................................        29,700          1,364,344
                                                                                            -----------
                                                                                              6,586,904
                                                                                            -----------
COMMUNICATION SERVICES -- 6.6%
  BellSouth...........................................................        13,500            657,281
  MCI WorldCom*.......................................................        23,800          1,081,413
  SBC Communications..................................................        21,529            943,239
                                                                                            -----------
                                                                                              2,681,933
                                                                                            -----------
CONSUMER CYCLICALS -- 7.7%
  Block (H&R).........................................................        21,600            903,150
  Dun & Bradstreet....................................................        21,900            659,737
  Gannett.............................................................        10,900            696,237
  Target..............................................................        12,500            832,031
                                                                                            -----------
                                                                                              3,091,155
                                                                                            -----------
CONSUMER STAPLES -- 11.0%
  Heinz (H.J.)........................................................        22,000            748,000
  MediaOne Group*.....................................................        13,400          1,013,375
  PepsiCo.............................................................        28,500          1,045,594
  Sara Lee............................................................        48,600            729,000
  Tricon Global Restaurants*..........................................        25,600            873,600
                                                                                            -----------
                                                                                              4,409,569
                                                                                            -----------
ENERGY -- 6.9%
  Conoco, Cl B........................................................        55,013          1,368,448
  Exxon Mobil.........................................................        12,864            999,372
  Halliburton.........................................................         9,200            406,525
                                                                                            -----------
                                                                                              2,774,345
                                                                                            -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                               TJ CORE EQUITY PORTFOLIO
                                                        APRIL 30, 2000
--------------------------------------------------------------------------------
COMMON STOCKS - continued

                                                                            Shares             Value
                                                                         -----------        -----------
FINANCE, INSURANCE & REAL ESTATE -- 9.8%
  Allstate............................................................        44,300        $ 1,046,588
  Bank of America.....................................................        17,100            837,900
  Fannie Mae..........................................................        19,700          1,188,156
  First Union.........................................................        26,700            851,063
                                                                                            -----------
                                                                                              3,923,707
                                                                                            -----------
HEALTH CARE -- 6.7%
  Bristol-Myers Squibb................................................        19,200          1,006,800
  Johnson & Johnson...................................................         9,500            783,750
  Merck...............................................................        13,000            903,500
                                                                                            -----------
                                                                                              2,694,050
                                                                                            -----------
TECHNOLOGY -- 23.8%
  Avnet...............................................................        14,700          1,155,788
  BMC Software*.......................................................        20,800            973,700
  Computer Associates International...................................        15,900            887,419
  Compuware*..........................................................        41,400            520,087
  Dell Computer*......................................................        10,000            501,250
  Intel...............................................................        11,100          1,407,619
  International Business Machines.....................................         9,300          1,038,113
  Lucent Technologies.................................................        18,500          1,150,469
  Marchfirst*.........................................................        29,488            628,463
  Microsoft*..........................................................         4,700            327,825
  Sabre Holdings*.....................................................         5,058            176,714
  Tellabs*............................................................        14,600            800,262
                                                                                            -----------
                                                                                              9,567,709
                                                                                            -----------
TRANSPORTATION -- 1.1%
  Southwest Airlines..................................................        20,250            439,172
                                                                                            -----------
UTILITIES -- 6.1%
  Coastal.............................................................        31,600          1,585,925
  Scana...............................................................        33,400            864,225
                                                                                            -----------
                                                                                              2,450,150
                                                                                            -----------
  TOTAL COMMON STOCKS
    (Cost $40,209,361)................................................                       39,313,269
                                                                                            -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                               TJ CORE EQUITY PORTFOLIO
                                                        APRIL 30, 2000
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 2.0%

                                                                             Face
                                                                            Amount             Value
                                                                         -----------        -----------
 REPURCHASE AGREEMENT -- 2.0%
  Chase Securities, Inc. 5.65%, dated 04/28/00, due 05/01/00, to be repurchased at $803,378, collateralized by
    $880,047 of a U.S. Treasury Note valued at $803,018
    (Cost $803,000)...................................................    $  803,000        $   803,000
                                                                                            -----------
  TOTAL INVESTMENTS -- 99.8%
    (Cost $41,012,361) (a)............................................                       40,116,269
                                                                                            -----------
  OTHER ASSETS AND LIABILITIES, NET -- 0.2%...........................                           75,080
                                                                                            -----------
  TOTAL NET ASSETS -- 100.0%..........................................                      $40,191,349
                                                                                            ===========


*  Non-Income Producing Security
Cl  Class
(a) The cost for federal income tax purposes was $41,182,647. At April 30, 2000, net unrealized depreciation for all securities based on tax cost was $1,066,378. This consisted of aggregate gross unrealized appreciation for all securities of $2,930,890 and aggregate gross unrealized depreciation for all securities of $3,997,268.

The accompanying notes are an integral part of the financial statements.

      UAM FUNDS                                         TJ CORE EQUITY PORTFOLIO
                                                        April 30, 2000
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

Assets
Investments, at Cost...........................................      $ 41,012,361
                                                                     ============
Investments, at Value -- Note A................................      $ 40,116,269
Cash...........................................................               618
Receivable for Portfolio Shares Sold...........................           120,419
Dividends and Interest Receivable..............................            17,263
Other Assets...................................................             7,246
                                                                     ------------
 Total Assets..................................................        40,261,815
                                                                     ------------
Liabilities
Payable for Portfolio Shares Redeemed..........................            23,470
Payable for Administrative Fees -- Note C......................            10,086
Payable for Distribution and Service Fees -- Note E............             9,005
Payable for Investment Advisory Fees--Note B...................             4,555
Payable for Custodian Fees--Note D.............................             2,750
Payable for Trustees' Fees -- Note F...........................               150
Other Liabilities..............................................            20,450
                                                                     ------------
 Total Liabilities.............................................            70,466
                                                                     ------------
Net Assets.....................................................      $ 40,191,349
                                                                     ============
Net Assets Consist of:
Paid in Capital................................................      $ 39,123,054
Accumulated Net Realized Gain..................................         1,964,387
Unrealized Depreciation........................................          (896,092)
                                                                     ------------
Net Assets.....................................................      $ 40,191,349
                                                                     ============
Institutional Service Class Shares
Shares Issued and Outstanding (Unlimited authorization, no
 par value)....................................................         2,204,880
Net Asset Value, Offering and Redemption Price Per Share.......      $      18.23
                                                                     ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                               TJ CORE EQUITY PORTFOLIO
                                                        FOR THE YEAR ENDED
                                                        APRIL 30, 2000
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

Investment Income
Dividends........................................................ $   492,325
Interest.........................................................      96,497
                                                                  -----------
 Total Income....................................................     588,822
                                                                  -----------
Expenses
Investment Advisory Fees -- Note B...............................     265,424
Administrative Fees-- Note C.....................................     120,580
Distribution and Service Fees -- Note E..........................      88,442
Registration and Filing Fees.....................................      22,347
Printing Fees....................................................      18,671
Audit Fees.......................................................      14,528
Custodian Fees -- Note D.........................................      12,226
Legal Fees.......................................................       3,158
Trustees' Fees -- Note F.........................................       2,836
Other Expenses...................................................      33,529
Investment Advisory Fees Waived -- Note B........................    (137,537)
                                                                  -----------
 Net Expenses Before Expense Offset..............................     444,204
                                                                  -----------
Expense Offset -- Note A.........................................      (1,845)
                                                                  -----------
 Net Expenses After Expense Offset...............................     442,359
                                                                  -----------
Net Investment Income............................................     146,463
                                                                  -----------
Net Realized Gain on Investments.................................   2,048,144
Net Change in Unrealized Appreciation (Depreciation) of
 Investments.....................................................  (4,480,319)
                                                                  -----------
Net Loss on Investments..........................................  (2,432,175)
                                                                  -----------
Net Decrease in Net Assets Resulting From Operations............. $(2,285,712)
                                                                  ===========

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                               TJ CORE EQUITY PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                     Year             Year
                                                                                    Ended            Ended
                                                                                   April 30,        April 30,
                                                                                     2000             1999
                                                                                  -----------     -------------
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income.......................................................    $   146,463     $      66,779
  Net Realized Gain...........................................................      2,048,144         1,946,443
  Net Change in Unrealized Appreciation (Depreciation)........................     (4,480,319)        1,366,944
                                                                                  -----------     -------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations.................................................     (2,285,712)        3,380,166
                                                                                  -----------     -------------
Distributions:
  Net Investment Income.......................................................       (146,463)          (70,889)
  Net Realized Gain...........................................................     (1,049,391)       (1,356,689)
                                                                                  -----------     -------------
  Total Distributions.........................................................     (1,195,854)       (1,427,578)
                                                                                  -----------     -------------
Capital Share Transactions: (1)
  Issued......................................................................     39,975,252        13,608,111
  In Lieu of Cash Distributions...............................................      1,149,876         1,401,408
  Redeemed....................................................................    (18,827,865)       (6,934,498)
                                                                                  -----------     -------------
  Net Increase from Capital Share Transactions................................     22,297,263         8,075,021
                                                                                  -----------     -------------
    Total Increase............................................................     18,815,697        10,027,609

Net Assets:
  Beginning of Period.........................................................     21,375,652        11,348,043
                                                                                  -----------     -------------
  End of Period (including undistributed net investment income
    of $0 and $0, respectively)...............................................     40,191,349     $  21,375,652
                                                                                  ===========     =============
(1) Share Issued and Redeemed:
  Shares Issued...............................................................      2,084,038           743,287
  In Lieu of Cash Distributions...............................................         62,509            82,754
  Redeemed....................................................................     (1,027,703)         (395,969)
                                                                                  -----------     -------------
  Net Increase in Shares Outstanding..........................................      1,118,844           430,072
                                                                                  ===========     =============

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                               TJ CORE EQUITY PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                                                                                  September 28,
                                                                                                                    1995* to
                                                                         Years Ended April 30,                      April 30,
                                                             --------------------------------------------------
                                                               2000          1999         1998           1997           1996
                                                             --------      --------     --------       --------        -------
Net Asset Value,
  Beginning of Period......................................  $  19.68      $  17.30     $  13.05       $  11.05       $  10.00
                                                             --------      --------     --------       --------        -------
Income from Investment Operations
  Net Investment Income...................................       0.08          0.10         0.10           0.12           0.06
  Net Realized andUnrealized
    Gain (Loss).............................................    (0.96)         4.29         4.55           2.08           1.05
                                                             --------      --------     --------       --------        -------
  Total from Investment Operations........................      (0.88)         4.39         4.65           2.20           1.11
                                                             --------      --------     --------       --------        -------
Distributions
  Net Investment Income...................................      (0.08)        (0.10)       (0.11)         (0.11)         (0.06)
  Net Realized Gain.......................................      (0.49)        (1.91)       (0.29)         (0.09)            --
                                                             --------      --------     --------       --------        -------
  Total Distributions.....................................      (0.57)        (2.01)       (0.40)         (0.20)         (0.06)
                                                             --------      --------     --------       --------        -------
Net Asset Value, End of Period...........................    $  18.23      $  19.68     $  17.30       $  13.05        $ 11.05
                                                             ========      ========     ========       ========        =======
Total Return+............................................       (4.50)%       27.34%       36.05%         20.14%         11.13%***
                                                             ========      ========     ========       ========        =======
Ratios and Supplemental Data
Net Assets, End of Period (Thousands)....................    $ 40,191      $ 21,376     $ 11,348       $  2,888        $ 1,023
Ratio of Expenses to Average Net Assets..................        1.26%         1.25%        1.25%          1.26%          1.38%**
Ratio of Net Investment Income
  to Average Net Assets...................................       0.41%         0.50%        0.74%          1.07%          1.06%**
Portfolio Turnover Rate..................................          63%           54%          52%            27%            17%

  *  Commencement of Operations
 **  Annualized
***  Not Annualized
  + Total return would have been lower if the Adviser had not waived fees during the period indicated.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                               TJ CORE EQUITY PORTFOLIO

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

     UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The TJ Core Equity Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a diversified open-end management investment company. At April 30, 2000, the UAM Funds were comprised of 49 active portfolios. The information presented in the financial statements pertains only to the Portfolio. The objective of the Portfolio is to provide maximum total return consistent with reasonable risk to principal by investing in the common stock of quality companies with lower valuations in sectors of the economy exhibiting strong, or improving relative performance.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the last reported bid price. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value following procedures approved by the Board of Trustees.

     2. Federal Income Taxes: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

     3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right

UAM FUNDS                                               TJ CORE EQUITY PORTFOLIO

--------------------------------------------------------------------------------
  to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

     4. Distributions to Shareholders: The Portfolio will distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed at least annually. All distributions are recorded on ex-dividend date.

     The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments.

     Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

     Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

     5. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed to a portfolio or share class are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets, if any, for custodian balance credits.

  B. Investment Advisory Services: Under the terms of an investment advisory agreement, Tom Johnson Investment Management, Inc. (the "Adviser"), a subsidiary of United Asset Management Corporation ("UAM"), provides investment

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advisory services to the Portfolio at a monthly fee calculated at an annual rate of 0.75% of average daily net assets. Through January 1, 2001, the Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.25% of average daily net assets.

     C. Administrative Services: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the Portfolio under a Fund Administration Agreement (the "Agreement"). The Administrator has entered into separate Service Agreements with SEI Investments Mutual Funds Services ("SEI"), a wholly-owned subsidiary of SEI Investments Company, DST Systems, Inc. ("DST"), and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the Portfolio.

     Pursuant to the Agreement, the Portfolio pays the Administrator 0.073% per annum of the average daily net assets of the Portfolio, an annual base fee of $72,500, and a fee based on the number of active shareholder accounts.

     For the year ended April 30, 2000, the Administrator was paid $120,580, of which $23,537 was paid to SEI for their services, $17,718 to DST for their services, and $15,011 to UAMSSC for their services.

     Prior to November 1, 1999, the Administrator was party to a separate Sub-Administration Service Agreement with Chase Global Fund Services Company ("CGFSC"). For its services CGFSC received $32,550.

     D. Custodian: The Chase Manhattan Bank is custodian for the Portfolio's assets held in accordance with the custodian agreement.

     E. Distribution Services: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Portfolio has adopted Distribution and Service Plans (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Portfolio may not incur distribution and service fees which exceed an annual rate of 0.75% of the Portfolio's net assets, however, the Board has currently limited aggregate payments under the Plans to 0.50% per annum of the Portfolio's net assets. The Portfolio is not currently making payments for distribution fees, however the Portfolio does pay service fees at an annual rate of 0.25% of the average daily value of shares owned by clients of the Service Agents.

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     F. Trustees' Fees: Each Trustee, who is not an officer or affiliated person, receives $2,000 per meeting attended plus reimbursement of expenses incurred in attending Trustee meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds.

     G. Purchases and Sales: For the year ended April 30, 2000, the Portfolio made purchases of $42,158,539 and sales of $20,767,172 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

     H. Line of Credit: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended April 30, 2000, the Portfolio had no borrowings under the agreement.

     I. Other: At April 30, 2000, 67% of total shares outstanding were held by 3 record shareholders, each owning more than 10% or greater of the aggregate total shares outstanding.

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REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of
UAM Funds Trust and Shareholders of
TJ Core Equity Portfolio

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the TJ Core Equity Portfolio (one of the portfolios constituting UAM Funds Trust, hereafter referred to as the "Fund") at April 30, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP

Boston, Massachusetts
June 14, 2000

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Federal Income Tax Information: (Unaudited)

For the year ended April 30, 2000, the percentage of dividends paid from investment company taxable income that qualify for the 70% dividend received deduction for corporate shareholders is 53.02% for the TJ Core Equity Portfolio.

TJ Core Equity Portfolio hereby designates approximately $948,866 as a 20% long-term capital gain dividends for the purpose of the dividend paid deduction on their federal income tax returns.

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Officers and Trustees

Norton H. Reamer                                        William H. Park
Trustee, President and Chairman                         Vice President

John T. Bennett, Jr.                                    Gary L. French
Trustee                                                 Treasurer

Nancy J. Dunn                                           Robert R. Flaherty
Trustee                                                 Assistant Treasurer

Philip D. English                                       Robert J. Della Croce
Trustee                                                 Assistant Treasurer

William A. Humenuk                                      Martin J. Wolin, Esq.
Trustee                                                 Secretary

James P. Pappas                                         Theresa DelVecchio
Trustee                                                 Assistant Secretary

Peter M. Whitman, Jr.
Trustee

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UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
Tom Johnson Investment Management, Inc.
211 North Robinson, Suite 450
Oklahoma City, OK 73102

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110

                                             -----------------------------------
                                             This report has been prepared for
                                             shareholders and may be distributed
                                             to others only if preceded or
                                             accompanied by a current
                                             prospectus.
                                             ----------------------------------

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